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                                                                   EXHIBIT 10.31

                                 PROMISSORY NOTE

                                    (Demand)


         FOR VALUE RECEIVED, the undersigned jointly and severally promise to pay to the order of Baldwin & Klein Corporation the sum of THIRTY THOUSAND & NO/100 ($30,000.00) Dollars, together with interest of 0 % per annum on the unpaid balance. The entire unpaid principal and any accrued interest shall be immediately payable 3 YRS FROM DATE.

         Upon default in making payment within 10 days of demand, the undersigned agree to pay all reasonable legal fees and costs of collection to the extent permitted by state law. This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the payee's state.

Dated: 15 APRIL 1999
                                                       SIMPCO, INC.,

                                                       By: /s/ B WALKER
                                                          ----------------------
                                                               Bryan Walker,
                                                               President